UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                1-13408                    56-1362926
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


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ITEM 7.01. Regulation FD Disclosure

On December 20, 2006, Digital Recorders, Inc. announced that its Digital Recorders division and TwinVision na, Inc. business unit, both based in Research Triangle Park, N.C., have received orders representing a combined total of more than $1 million from an existing U.S. transit industry customer for digital communications products with security features.

These orders do not represent "material definitive agreements" of the type required to be disclosed under Item 1.01 of Form 8-K.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.

     99.1       Press release dated December 20, 2006.








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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIGITAL RECORDERS, INC.

Date: December 20, 2006             By: /s/ KATHLEEN BROWN OHER, CPA
                                        ----------------------------------------
                                        Kathleen Brown Oher, CPA
                                        Vice President, Chief Financial Officer,
                                        Treasurer, and Secretary





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INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.1           Press release dated December 20, 2006.